EXHIBIT 99.1

                        DIRECTORS AND EXECUTIVE OFFICERS

        Set forth below is the name, business address and present occupation or employment of each director and executive officer of The Coca-Cola Company, The Coca-Cola Export Corporation, Coca-Cola Interamerican Corporation and Servicios Y Productos Para Bebidas Refrescantes S.R.L. (formerly known as Coca-Cola de Argentina S.A.). Except as indicated below, each such person is a citizen of the United States. None of the directors and executive officers named below beneficially own any Common Stock of Embotelladora Andina S.A. Directors of a named corporation who are also executive officers of that corporation are indicated by an asterisk. Except as indicated below, the business address of each director and executive officer named below is One Coca-Cola Plaza, Atlanta, Georgia 30313.


DIRECTORS OF THE COCA-COLA COMPANY

                      PRINCIPAL OCCUPATION
    NAME                  OR EMPLOYMENT                ADDRESS
    ----              --------------------             -------

E. Neville Isdell*    Chairman of the Board of
                      Directors and Chief
                      Executive Officer of
                      The Coca-Cola Company

                      Mr. Isdell is a citizen of
                      Ireland

Herbert A. Allen      President, Chief Executive      Allen & Company
                      Officer and a Director of         Incorporated
                      Allen & Company Incorporated    711 Fifth Avenue
                      a privately held investment     New York, NY 10022
                      firm

Ronald W. Allen       Consultant to and advisory      Monarch Tower
                      director of Delta Air Lines,    Suite 1745
                      Inc., a major U.S. air trans-   3424 Peachtree Road, NE
                      portation company               Atlanta, GA  30326

Cathleen P. Black     President of Hearst Magazines,  Hearst Magazines
                      a unit of The Hearst            1345 Ave. of the Americas
                      Corporation, a major media      New York, NY 10105
                      and communications company

Warren E. Buffett     Chairman of the Board of        Berkshire Hathaway Inc.
                      Directors and Chief Executive   1440 Kiewit Plaza
                      Officer of Berkshire Hathaway   Omaha, NE 68131
                      Inc., a diversified holding
                      company

                      PRINCIPAL OCCUPATION
    NAME                 OR EMPLOYMENT                ADDRESS
    ----              --------------------            -------

Barry Diller          Chairman of the Board and       IAC/InterActiveCorp
                      Chief Executive Officer of      42nd Floor
                      IAC/InterActiveCorp             152 W. 57th Street
                      (formerly InterActiveCorp),     New York, NY
                      an interactive commerce         10019
                      company

Donald R. Keough      Chairman of the Board of Allen  DMK International
                      & Company Incorporated, a       Suite 970
                      privately held investment       200 Galleria Parkway
                      firm                            Atlanta, GA  30339

Maria Elena           Chairman and Chief Executive    J.P. Morgan Private Bank
 Lagomasino           Officer of J.P. Morgan Private  11th Floor
                      Bank, a unit of J.P. Morgan     345 Park Avenue
                      Chase                           New York, NY   10154

Donald F. McHenry     Distinguished Professor in the  The IRC Group, LLC
                      Practice of Diplomacy and       Suite 410
                      International Affairs at the    1320 19th Street, N.W.
                      School of Foreign Service,      Washington, D.C. 20036
                      Georgetown University; a
                      principal owner and President
                      of The IRC Group, LLC, a
                      Washington, D.C.consulting firm

Robert L. Nardelli    Chairman of the Board,          The Home Depot, Inc.
                      President and Chief Executive   2455 Paces Ferry Road,NW
                      Officer of The Home Depot,      Atlanta, GA 30339-4024
                      Inc., a major home improvement
                      retailer

Sam Nunn              Co-Chairman and Chief Executive King & Spalding
                      Officer of the Nuclear Threat   191 Peachtree Street
                      Initiative, a charitable        Atlanta, GA 30303-1763
                      organization working to
                      reduce the global threats
                      from nuclear, biological
                      and chemical weapons

J. Pedro Reinhard     Director, Executive Vice        The Dow Chemical Company
                      President and Chief Financial   2030 Dow Center
                      Officer of The Dow Chemical     Midland, MI  48674
                      Company, a specialty chemical
                      company

                      Mr. Reinhard is a citizen of
                      Brazil


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


DIRECTORS OF THE COCA-COLA COMPANY (continued)

                      PRINCIPAL OCCUPATION
    NAME                 OR EMPLOYMENT                ADDRESS
    ----              --------------------            -------

James D. Robinson     General Partner of RRE          RRE Ventures, LLC
 III                  Ventures and Chairman of        22nd Floor
                      RRE Investors, LLC, private     126 East 56th Street
                      information technology          New York, NY  10022
                      venture firms; and
                      President of JD Robinson, Inc.,
                      a strategic advisory firm

Peter V. Ueberroth    Investor and Chairman of        The Contrarian Group,
                      The Contrarian Group, Inc.,      Inc.
                      a business management company   Suite 111
                                                      1071 Camelback Street
                                                      Newport Beach, CA 92660

James B. Williams     Director and Chairman of the    SunTrust Banks, Inc.
                      Executive Committee of          2nd Floor
                      SunTrust Banks, Inc., a bank    25 Park Place, N.E.
                      holding company                 Atlanta, GA  30303


EXECUTIVE OFFICERS OF THE COCA-COLA COMPANY

                        PRINCIPAL OCCUPATION
    NAME                    OR EMPLOYMENT                     ADDRESS
    ----                --------------------                  -------

E. Neville Isdell*      Chairman of the Board of
                        Directors and Chief Executive
                        Officer of The Coca-Cola Company

                        Mr. Isdell is a citizen of Ireland

Alexander R.C. Allan    Executive Vice President of
                        The Coca-Cola Company and President
                        and Chief Operating Officer, Europe,
                        Eurasia and Middle East

                        Mr. Allan is a citizen of the United
                        Kingdom

Alexander B. Cummings,  Executive Vice President of
 Jr.                    The Coca-Cola Company and President
                        and Chief Operating Officer, Africa

                       PRINCIPAL OCCUPATION
    NAME                    OR EMPLOYMENT                     ADDRESS
    ----                --------------------                  -------

J. Alexander M.         Senior Vice President and Chief
 Douglas, Jr.           Financial Officer of The Coca-Cola
                        Company

Gary P. Fayard          Executive Vice President and Chief
                        Financial Officer of The Coca-Cola
                        Company

Irial Finan             President - Bottling Investments of
                        The Coca-Cola Company

                        Mr. Finan is a citizen of Ireland

Charles B. Fruit        Senior Vice President and Chief Marketing
                        Officer of The Coca-Cola Company

Steven J. Heyer         President and Chief Operating
                        Officer of The Coca-Cola Company

Donald R. Knauss        Executive Vice President of
                        The Coca-Cola Company and President
                        and Chief Operating Officer,
                        North America

Mary E. Minnick         Executive Vice President of
                        The Coca-Cola Company and President
                        and Chief Operating Officer, Asia

Deval L. Patrick        Executive Vice President, General
                        Counsel and Secretary of
                        The Coca-Cola Company

Jose Octavio Reyes      Executive Vice President of
                        The Coca-Cola Company and President
                        and Chief Operating Officer,
                        Latin America

                        Mr. Reyes is a citizen of Mexico

Danny L. Strickland     Senior Vice President, Innovation
                        and R&D, of The Coca-Cola
                        Company

                       PRINCIPAL OCCUPATION
    NAME                    OR EMPLOYMENT                     ADDRESS
    ----                --------------------                  -------

Clyde C. Tuggle         Senior Vice President, Worldwide
                        Public Affairs and Communications,
                        of The Coca-Cola Company



DIRECTORS OF THE COCA-COLA EXPORT CORPORATION

                       PRINCIPAL OCCUPATION
    NAME                    OR EMPLOYMENT                     ADDRESS
    ----                --------------------                  -------

Connie D. McDaniel*     Vice President and Controller
                        of The Coca-Cola Company

Marie D. Quintero       Vice President of The Coca-Cola
                        Company and Director of Mergers
                        and Acquisitions

Steve M. Whaley*        Vice President and General Tax
                        Counsel of The Coca-Cola Company



EXECUTIVE OFFICERS OF THE COCA-COLA EXPORT CORPORATION

                        PRINCIPAL OCCUPATION
 NAME AND TITLE            OR EMPLOYMENT                     ADDRESS
 --------------         --------------------                 -------

Steven J. Heyer         President and Chief Operating
Chairman of the Board   Officer of The Coca-Cola Company
and President

Gary P. Fayard          Executive Vice President and Chief
Senior Vice President   Financial Officer of The Coca-Cola
and Chief Financial     Company
Officer

Deval L. Patrick        Executive Vice President,
Executive Vice          General Counsel and Secretary of
President               The Coca-Cola Company

                        PRINCIPAL OCCUPATION
 NAME AND TITLE            OR EMPLOYMENT                     ADDRESS
 --------------         --------------------                 -------

Mary E. Minnick         Executive Vice President of
Executive Vice          The Coca-Cola Company and President
President               and Chief Operating Officer, Asia

Alexander R.C. Allan    Executive Vice President of
Executive Vice          The Coca-Cola Company and President
President               and Chief Operating Officer, Europe,
                        Eurasia and Middle East

Connie D. McDaniel*     Vice President and Controller of
Vice President and      The Coca-Cola Company
Controller

Steve M. Whaley*        Vice President and General Tax
Vice President,         Counsel of The Coca-Cola Company
General Tax Counsel
and Assistant
Treasurer

Geoffrey J. Kelly       Senior Vice President and Chief
Vice President and      Deputy General Counsel of The
General Counsel         Coca-Cola Company

Sharon R. B. Case       Vice President of The Coca-Cola
Vice President          Company

Donald W. Short         Vice President of The Coca-Cola
Vice President          Company

David M. Taggart        Vice President and Treasurer of
Vice President and      The Coca-Cola Company
Treasurer


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


DIRECTORS OF COCA-COLA INTERAMERICAN CORPORATION

                        PRINCIPAL OCCUPATION
      NAME                 OR EMPLOYMENT                     ADDRESS
      ----              --------------------                 -------

Connie D. McDaniel*     Vice President and Controller
                        of The Coca-Cola Company

Steve M. Whaley*        Vice President and General Tax
                        Counsel of The Coca-Cola Company

Marie D. Quintero       Vice President of The Coca-Cola
                        Company and Director of Mergers
                        and Acquisitions


EXECUTIVE OFFICERS OF COCA-COLA INTERAMERICAN CORPORATION

                        PRINCIPAL OCCUPATION
 NAME AND TITLE            OR EMPLOYMENT                     ADDRESS
 --------------         --------------------                 -------

Steven J. Heyer         President and Chief Operating
President               Officer of The Coca-Cola Company

Gary P. Fayard          Executive Vice President and Chief
Senior Vice President   Financial Officer of The Coca-Cola
and Chief Financial     Company
Officer

Geoffrey J. Kelly       Senior Vice President and Chief
Executive Vice          Deputy General Counsel of The
President               Coca-Cola Company

Steve M. Whaley*        Vice President and General Tax
Vice President,         Counsel of The Coca-Cola Company
General Tax Counsel
and Assistant
Treasurer

David M. Taggart        Vice President and Treasurer of
Vice President and      The Coca-Cola Company
Treasurer

Connie D. McDaniel*     Vice President and Controller of
Vice President and      The Coca-Cola Company
Controller

Brian J. Smith          President, Brazil Division of
Vice President          The Coca-Cola Company


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


SERVICIOS Y PRODUCTOS PARA BEBIDAS REFRESCANTES S.R.L.

                        PRINCIPAL OCCUPATION
 NAME AND TITLE            OR EMPLOYMENT                     ADDRESS
 --------------         --------------------                 -------

James Quincey           President, South Latin       Servicios Y Productos Para
Principal Manager       Division, The Coca-Cola       Bebidas Refrescantes
                        Company                       S.R.L.
                                                     Paraguay 733
                        Mr. Quincey is a citizen     1057 Buenos Aires
                        of Great Britain             Argentina

Mariano Rossi           Finance Director, South      Servicios Y Productos Para
Principal Manager       Latin Division, The           Bebidas Refrescantes
                        Coca-Cola Company             S.R.L.
                                                     Paraguay 733
                        Mr. Rossi is a citizen       1057 Buenos Aires
                        of Argentina                 Argentina

Martin Franzini         Legal Director, South Latin  Servicios Y Productos Para
Principal Manager       Division, The Coca-Cola       Bebidas Refrescantes
                        Company                       S.R.L.
                                                     Paraguay 733
                        Mr. Franzini is a citizen    1057 Buenos Aires
                        of Argentina                 Argentina

Aldo Aszyn              Finance Operations Manager,  Servicios Y Productos Para
Alternate Manager       South Latin Division, The     Bebidas Refrescantes
                        Coca-Cola Company             S.R.L.
                                                     Paraguay 733
                        Mr. Aszyn is a citizen of    1057 Buenos Aires
                        Uruguay                      Argentina

Mercedes Rodriguez      Attorney, Argentina,         Servicios Y Productos Para
 Canedo                 Paraguay, Uruguay and         Bebidas Refrescantes
Alternate Manager       Bolivia, The Coca-Cola        S.R.L.
                        Company                      Paraguay 733
                                                     1057 Buenos Aires
                        Mrs. Rodriguez Canedo is     Argentina
                        a citizen of Argentina

Ruben Asorey            Outside counsel to The       Asorey & Navarrine
Alternate Manager       Coca-Cola Company            Cerrito 1136 - Piso 10
                                                     Buenos Aires
                        Mr. Asorey is a citizen      Argentina
                        of Argentina


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